UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

201 Daktronics Drive
Brookings, SD  57006
(Address of Principal Executive Offices, and Zip Code)

(605) 692-0200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

ITEM 5.07 Submission of Matters to a Vote of Security Holders

(a)
On September 1, 2021, the Company held its Annual Meeting of Shareholders for fiscal 2021 (“2021 Annual Meeting”). Of the 45,146,408 shares of the Company's common stock outstanding and entitled to vote at the 2021 Annual Meeting, 40,597,291 shares, or 89.92 percent, which constituted a quorum, were represented at the 2021 Annual Meeting.

(b)	The results of the votes on the proposals at the 2021 Annual Meeting were as follows.

Proposal 1. Election of Directors. The following individuals were elected as directors by the following vote, each to serve a three-year term that expires on the date of the Annual Meeting of Shareholders in 2024 or until his or her successor is duly elected:

	Number of Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
John P. Friel	19,391,231	12,980,662	8,225,398
Reece A. Kurtenbach	21,935,949	10,435,944	8,225,398
Shereta Williams	31,952,531	419,362	8,225,398

The following individual was elected as directors by the following vote to serve a two-year term that expires on the date of the Annual Meeting of Shareholders in 2023 or until his successor is duly elected:

	Number of Shares Voted
Director Nominee	For	Withheld	Broker Non-Votes
Lance D. Bultena	31,970,257	401,636	8,225,398

Proposal 2. Advisory (non-binding) approval of the Company's executive compensation. The shareholders approved the compensation of the Company's executive officers as described in its proxy statement for the 2021 Annual Meeting by the following advisory vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
30,097,278	1,808,779	465,836	8,225,398

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for fiscal 2022 was ratified by the following vote:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
40,521,561	59,238	16,492	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date:	September 7, 2021